UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2019

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 _______________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2019, TRACON Pharmaceuticals, Inc. (the “Company”) received notice from the Nasdaq Stock Market LLC (the “Notice”) that the Company’s stockholders’ equity as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 does not satisfy the Nasdaq Global Market continued listing requirement set forth in Nasdaq Stock Market Rule 5450(b)(1)(A) (the “Rule”).

The Company has 45 calendar days from the date of the Notice to submit to Nasdaq a plan to regain compliance with the Rule. The Company intends to timely submit such a plan to Nasdaq. If the plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Notice for the Company to provide evidence of compliance. If the plan is not accepted or the Company is not granted an extension, the Company will then consider actions appropriate to the circumstances, which may include an appeal to a Nasdaq Hearings Panel or applying to transfer the Company’s common stock listing to the Nasdaq Capital Market.

As previously reported, the Company also received a notice in May 2019 that it was not in compliance with the minimum closing bid price requirement for continued listing on the Nasdaq Global Market pursuant to Nasdaq Stock Market Rule 5450(a)(1).  As of the date of this Report, the Company has not regained compliance with this requirement, and does not qualify under the alternative listing standards of the Nasdaq Global Market.

There can be no assurance that the Company will be able to regain compliance with the Rule or the other requirements for continued listing on the Nasdaq Global Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Dated: August 16, 2019
	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer